SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.___)

           Filed by the Registrant [X]
           Filed by a Party other than the Registrant [__]

                    Check the appropriate box:

           [__]     Preliminary Proxy Statement
           [__]     Confidential, for Use of the Commission Only
                    (as permitted by Rule 14a-6(e)(2))
           [X]      Definitive Proxy Statement
           [__]     Definitive Additional Materials
           [__]     Soliciting Material under ss. 240.14a-12

                        PHARMACY BUYING ASSOCIATION, INC.
                (Name of Registrant as Specified in its Charter)

           Payment of Filing Fee (Check the appropriate box):

            [X]     No fee required.

            [__]    Fee computed on table below per Exchange Act Rules
                    14a-6(i) (4) and 0-11.
                    (1) Title of each class of securities to which transaction applies:
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                         applies:
                    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
                    (4)  Proposed maximum aggregate value of transaction:
                    (5)  Total fee paid:

            [__]    Fee paid previously with preliminary materials.

            [__] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                    (4)   Date filed:

                        PHARMACY BUYING ASSOCIATION, INC.
                             D/B/A TRUECARE PHARMACY
                       1575 N. UNIVERSAL AVENUE, SUITE 100
                           KANSAS CITY, MISSOURI 64120


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 2002
                              --------------------



To our shareholders:

     The 2002 annual meeting of shareholders of Pharmacy Buying Association, Inc. d/b/a TrueCare Pharmacy will be held at the Hyatt Regency Crown Center, Kansas City, Missouri, on Saturday, August 17, 2002, beginning at 2:00 p.m. local time. At the meeting, our shareholders will vote on (i) the election of six directors, three for a term of two years and three for a term of three years, (ii) ratification of the appointment of the Company's independent auditors and (iii) transact any other business that may properly come before the meeting.

     All shareholders of record at the close of business on July 19, 2002 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

     You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors asks that you sign, date and return the enclosed proxy card promptly. You may return your completed and executed proxy card by facsimile or in the prepaid return envelope provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

     Thank you for your support and continued interest in the Company.

                                         By the order of the Board of Directors

                                         /s/ David L. Dubose /s/

                                         David L. Dubose
                                         Secretary

July 26, 2002
Kansas City, Missouri

                        PHARMACY BUYING ASSOCIATION, INC.
                             D/B/A TRUECARE PHARMACY
                       1575 N. UNIVERSAL AVENUE, SUITE 100
                           KANSAS CITY, MISSOURI 64120
                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

     This proxy statement provides information regarding the annual meeting of shareholders of Pharmacy Buying Association, Inc. d/b/a TrueCare Pharmacy to be held at the Hyatt Regency Crown Center, Kansas City, Missouri, on August 17, 2002, beginning at 2:00 p.m., and at any postponement or adjournment of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to shareholders on or about July 26, 2002.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will vote on the election of six directors and the ratification of the appointment of the Company's independent auditors. TrueCare's management will report on the performance of the Company during 2001 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Shareholders of record at the close of business on July 19, 2002, are entitled to receive notice of the annual meeting and to vote at the meeting. Each shareholder is entitled to one vote on all matters regardless of the number of shares owned.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of a majority of the shareholders on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, there were 680 shareholders of record. Proxies received but marked as abstentions will be included in the calculation of the number of shareholders present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

     If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your shares will be voted as you direct. If you attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the

Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

     *    for the election of the persons nominated as directors

     * for the ratification of the appointment of House Park & Dobratz, P.C. as the Company's independent auditors for 2002

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

     The affirmative vote of a majority of the shareholders at the meeting is required for the election of directors and ratification of the Company's independent auditors. This means the six nominees and the Company's independent auditor must each receive the affirmative vote of a majority of the shareholders voting at the meeting.


                                     ITEM I

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of 11 members, all of whom are pharmacists. Ten of the directors own or operate member pharmacies and are elected by the shareholders. Nick Smock, TrueCare's President and Chief Executive Officer, is appointed by, and may be removed at the discretion of, the Board. Only Mr. Smock is an employee of TrueCare, although each of the other directors transacts business with the Company as an owner of one or more member pharmacies.

     Directors (excluding Mr. Smock) are divided into three classes. The appropriate class is elected at each annual meeting of the shareholders. As a result of the transaction with Texas Pharmacy Co-op, Inc., the size of the Board was increased to 18 members in January 2001. During 2001, the Board reduced the size of the Board to 12 members and therefore no directors were elected to fill the six vacancies at the 2001 annual meeting of shareholders. Tammy Gray resigned from the Board in May 2002 and we are grateful for her services to the Company. The Board has further reduced the number of persons to serve on the Board of Directors to 11.

     In order to preserve the division of directors into three classes, the Board is nominating three directors to serve a two year term until the 2004 annual meeting, as well as nominating three directors to serve a three year term until the 2005 annual meeting. After the Annual Meeting, directors (excluding Mr. Smock) will be divided into three staggered classes that expire in successive years.

     Here is some information about the persons nominated for election as director and each director whose term of office will continue after the annual meeting.

--------------------------------------------------------------------------------
NOMINEES FOR DIRECTOR (TO SERVE FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING)

--------------------------------------------------------------------------------
CHARLES M. MILLER                                            Director since 1999
Charles (Mike) Miller is a staff pharmacist and CEO of Miller Professional Pharmacy located in Platte City, Missouri. Mr. Miller received his Bachelor of Science in Pharmacy from the University of Missouri - Kansas City in 1975.
--------------------------------------------------------------------------------
JOHN RANIERO                                                 Director since 1999
John Raniero is the vice president of Goldsmith Pharmacy, located in St. Louis, Missouri. Mr. Raniero received his Bachelor of Science in Pharmacy from the St. Louis College of Pharmacy in 1980.
--------------------------------------------------------------------------------
GARY FOSTER                                                  Director since 2001
Gary Foster is a pharmacist at Foster Drug Co. located in Pittsburg, Texas. Mr. Foster previously served on the board of directors of Texas Pharmacy Co-op, Inc.
--------------------------------------------------------------------------------
NOMINEES FOR DIRECTOR (TO SERVE FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING)

--------------------------------------------------------------------------------
STEVE STEPHENSON                                             Director since 2001
Quincey (Steve) Stephenson is a pharmacist at S & R Pharmacy located in Kirbyville, Texas. Mr. Stephenson previously served on the board of directors of Texas Pharmacy Co-op, Inc.
--------------------------------------------------------------------------------
CARLOS SOLIS                                                 Director since 2001
Carlos Solis is President and sole owner of Ridgepoint Medical Pharmacy, LLC, d/b/a Ridgepoint Medical Pharmacy located in McAllen, Texas. Mr. Solis previously served on the board of directors of Texas Pharmacy Co-op, Inc.
--------------------------------------------------------------------------------
DAVID DUBOSE                                                 Director since 2001
David Dubose is a pharmacist and owner of Sholars Drug located in Orange, Texas. Mr. Dubose has served as Secretary of the Board since January 2001 and previously served on the board of directors of Texas Pharmacy Co-op, Inc.
--------------------------------------------------------------------------------
DIRECTORS

--------------------------------------------------------------------------------
MICHAEL W. BURNS                                             Director since 1997
Michael Burns has served as Chairman of the Board since 1997. Mr. Burns owns and operates Burns Pharmacy, Inc., which operates seven retail pharmacies in Missouri and Kansas. Mr. Burns received his Bachelor of Science in Pharmacy from the University of Kansas in 1989.
--------------------------------------------------------------------------------
GENE FORRESTER                                               Director since 1997
Gene Forrester served on our board from 1989 to 1994 and was re-elected to the board in 1997. Mr. Forrester has served as Treasurer of the board since 1997. Mr. Forrester is the owner of D&H Drug Stores located in Columbia, Missouri. Mr. Forrester received his Bachelor of Science in Pharmacy from St. Louis College of Pharmacy in 1974.
--------------------------------------------------------------------------------
STEVEN ERICKSON                                              Director since 1997
Steve Erickson is President of KCJSE d/b/a The Drug Store and Director of Pharmacy at the Cameron Community Hospital, each located in Cameron Missouri. Mr. Erickson received his Bachelor's of Science in Pharmacy from the University of Missouri-Kansas City in 1975.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHILLIP ROZELL                                               Director since 2000
Phil Rozell is President and sole owner of R & R Medical, Inc., which owns one pharmacy in Missouri under the name Family Pharmacy of Neosho and one pharmacy in Arkansas under the name Southgate Pharmacy. Mr. Rozell received his Bachelor of Science in Pharmacy from the University of Arkansas in 1974.
--------------------------------------------------------------------------------
NICK R. Smock                                                Director since 1999
Nick R. Smock has served as our President, CFO and CEO since 1998 and as a director since 1999. Mr. Smock has been with TrueCare since 1994 and prior to 1998 served as our Vice President and Director of Contracts and functioned as our CFO. He spent several years as a practicing pharmacist prior to coming to TrueCare. Mr. Smock received his Bachelor of Science in Pharmacy from the University of Missouri in 1983 and his Masters of Business Administration in finance from the University of Missouri-Kansas City in 1990.
--------------------------------------------------------------------------------

     There is no family relationship between any of the directors or officers of the Company. Each nominee has consented to serve on the Board of Directors for his or her respective term. If any of them should become unavailable to serve as a director (which is not expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

HOW ARE DIRECTORS COMPENSATED?

     Each non-employee director receives:

     o    $400 in cash per day for each Board meeting they attend.

     o Reimbursement for out-of-town travel expenses incurred in attending Board meetings.

     Nick Smock is not paid any additional compensation for his service on the Board.

HOW OFTEN DID THE BOARD MEET DURING 2001?

     The Board of Directors met 6 times in 2001. Each director attended at least 75% of the meetings of the Board. The Company's directors discharge their responsibilities throughout the year, not only at Board of Directors and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     In January 2002 the Board of Directors established an Audit Committee and a Compensation Committee.

     AUDIT COMMITTEE. The Audit Committee consists of Michael W. Burns, Gene Forrester and Charles M. Miller. The Audit Committee will assist the Board in fulfilling its responsibility for the Company's accounting and financial reporting practices and its annual audited financial statements. As part of these duties, the Audit Committee:

     o    recommends the independent accounting firm to be retained each year

     o reviews the scope and results of the annual audit and any auditor recommendations
     o    reviews  the  audit  and  non-audit   activities  of  the  independent
          accountants and the Company's internal accounting staff

     The written charter of the Audit Committee is attached to this proxy statement as Attachment I.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Michael W. Burns, Steve Stephenson and John Raniero. The Compensation Committee will:

     o    establish the compensation for the Company's executive officers

     o    make   recommendations  to  the  Board  of  Directors   regarding  the
          compensation and benefits of non-employee directors

                               EXECUTIVE OFFICERS

     These are the Company's executive officers other than Nick Smock, whose background is described on page 3.

--------------------------------------------------------------------------------
     CLARK J. BALCOM, age 35, was appointed Vice President - Technology of TrueCare in February 1996.
--------------------------------------------------------------------------------
     ROB BREAMAN, age 41, has served as our Vice President - Sales since March 1999. From August 1997 to March 1999, Mr. Breaman served as Director of Sales for D & K Healthcare, a regional pharmaceutical wholesaler located in St. Louis, Missouri.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

     The following table provides certain historical, summary information concerning compensation paid by us to our CEO and CFO and each additional executive officer whose salary and bonus exceeded an aggregate of $100,000 in the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                             ANNUAL COMPENSATION
                                                                             -------------------
                                                                                                        ALL OTHER
    NAME AND PRINCIPAL POSITION           YEAR              SALARY                BONUS              COMPENSATION(1)
    ---------------------------           ----              ------                -----              ---------------
NICK SMOCK . . . . . . . . . . . .        2001             $180,900              $30,000                  $1,680
President, CEO and CFO                    2000             $144,842             $7,500(2)                 $1,680
                                          1999             $133,019             $12,000(3)                $1,545

CLARK BALCOM . . . . . . . . . . . .      2001             $150,850              $26,000                  $1,680
Vice President - Information              2000             $121,591              $10,000                  $1,680
Technology                                1999             $105,289             $12,000(3)                 $894

                                       5

HARVEY ROGERS(4) . . . . . . . . .        2001             $127,962              $24,777                  $1,843
Vice President - Managed                  2000             $108,808             $13,781(5)                $1,246
Care/Third Party                          1999             $93,173                $1,694                   $953

ROBERT BREAMAN . . . . . . . . . .        2001             $100,355               $8,000                   -0-
Vice President - Sales                    2000             $88,076                $6,200                   -0-
                                          1999             $67,791                 -0-                     -0-

---------------------------------
1 Consists of contributions made on behalf of the named executive officer to TrueCare's 401(k) Plan.
2 Consists of 10 shares of common stock issued to Mr. Smock with an assigned value at the time of issuance of $7,500.
3 Consists of 19 shares of common stock issued to each of Mr. Smock and Mr. Balcom with an assigned value at the time of issuance of $12,000.
4 Harvey Rogers resigned from his position as Vice President - Managed Care/Third Party on June 13, 2002.
5 Includes 9 shares of common stock issued to Mr. Rogers with an assigned value at the time of issuance of $6,750.

EMPLOYMENT AGREEMENT

     We have an employment agreement with Nick Smock pursuant to which Mr. Smock acts as our President, Chief Executive Officer and Chief Financial Officer. The agreement expires on March 31, 2004, but the board and Mr. Smock may renew or extend the term of the agreement for one or more years. We can terminate the agreement prior to March 31, 2004 for cause, upon vote of at least 75% of the directors on our board and payment of 120 days' salary to Mr. Smock. Mr. Smock also may terminate the agreement prior to March 31, 2004 upon 60 days' written notice. During the period of his employment, Mr. Smock will receive an annual salary of $180,000, as adjusted for inflation based on the Consumer Price Index.

                               COMPENSATION REPORT

OVERVIEW

     During 2001, the Company's executive officer compensation was administered and reviewed by the entire Board of Directors. Beginning in 2002, the newly formed Compensation Committee will administer executive compensation programs, which will be reviewed by the entire Board.

     The objectives of our executive officer compensation program are to:

     *    Encourage continuation of TrueCare's entrepreneurial spirit;

     *    Attract and retain highly qualified and motivated executives; and

     *    Reward outstanding performance.

     The components of the executive compensation program which are employed by the Committee to meet these goals include base salary and discretionary bonuses. Salaries and bonuses are established at levels to compensate for the position held and contributions made by each executive. Recommendations regarding bonuses and increases in salary are based upon subjective evaluations of each individual's performance and contribution.

     In employing the foregoing two elements of compensation, the Compensation Committee considers the experience, prior compensation levels, personal performance, and other subjective factors relating to each individual and seeks to optimize the balance between base salary and incentives.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Nick Smock's compensation for 2001 was determined by his performance and by the terms of his employment agreement. Mr. Smock's contractual base salary is $180,000, as adjusted for inflation after 2001 based on the Consumer Price Index. Mr. Smock received a bonus in 2001 of $30,000 for his services to the Company in 2000. The base salary of Chief Executive Officer, Nick Smock, increased by $36,058 in 2001, including the amounts received as a result of the adjustment for inflation. Mr. Smock's bonus reflects the Board's assessment of Mr. Smock's critical role in guiding the Company through several changes in our business, including the transaction with Texas Pharmacy Co-op, Inc.

                                     ITEM II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the audit committee, has appointed the independent certified public accounting firm of House Park & Dobratz, P.C. as TrueCare's independent auditors to audit the financial statements of the Company for the year ended December 31, 2002. House Park & Dobratz, P.C. has served as our independent auditors since 1998. A representative of House Park & Dobratz, P.C. will attend the annual meeting to respond to questions.

                                 STOCK OWNERSHIP

     The following table sets forth information regarding beneficial ownership of our common stock as of June 30, 2002 by:

     *    each of our directors and nominee for director;

     *    each of our named executive officers; and

     *    all of our directors and executive officers as a group.

No shareholder owns more than 5% of our outstanding common stock. We have no options or warrants outstanding. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                NUMBER OF SHARES OF
                                                   COMMON STOCK         PERCENT OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER (1)         BENEFICIALLY OWNED           OUTSTANDING (2)
----------------------------------------         ------------------           ---------------
Michael Burns . . . . . . . . . . . . . . . . .         204                       1.8%
Nick Smock  . . . . . . . . . . . . . . . . . .         142                       1.3%
Gene Forrester  . . . . . . . . . . . . . . . .          88                         *

                                       7


Steve Erickson  . . . . . . . . . . . . . . . .         436                       3.8%
Mike Miller . . . . . . . . . . . . . . . . . .          28                         *
John Raniero  . . . . . . . . . . . . . . . . .          64                         *
Phil Rozell . . . . . . . . . . . . . . . . . .          48                         *
Gary Foster . . . . . . . . . . . . . . . . . .           2                         *
Steve Stephenson  . . . . . . . . . . . . . . .          20                         *
Carlos Solis  . . . . . . . . . . . . . . . . .           4                         *
David Dubose  . . . . . . . . . . . . . . . . .          20                         *
Clark Balcom  . . . . . . . . . . . . . . . . .         120                       1.1%
Robert Breaman  . . . . . . . . . . . . . . . .          32                         *
All of our directors and executive officers                                         *
as a group (13  persons). . . . . . . . . . . .       1,208                      10.6%

---------------------------------

* Less than 1%.

1 The address for each of these shareholders is c/o Pharmacy Buying Association, Inc., 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120.
2 Based on 11,380 shares of common stock outstanding as of July 19, 2002, the record date for a 1 for 1 stock dividend declared by the Board of Directors on July 16, 2002.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities Exchange Commission regarding their ownership and changes in ownership of our common stock. Because this requirement did not begin until June 2002, no reports were filed during 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The directors or the independent pharmacies with which they are affiliated, acting in their capacity as members of our buying association, have purchased products and services from us on the same terms and conditions as every other member, and can be expected to do so in the future.

     Messrs. Foster, Stephenson, Solis and Dubose previously served on the board of directors of Texas Pharmacy Co-op, Inc., and were elected to our board in January 2001 as part of the transaction between TrueCare and Texas Pharmacy Co-op, Inc.

     Gary Foster owns 100 shares, or less than 1%, of DataRx Management, Incorporated. These shares were purchased prior to his appointment to our board.

                                    AUDITORS

     The  Company  has  selected  House Park & Dobratz,  P.C. to continue as its independent auditors for the fiscal year ending December 31, 2002. A representative of House, Park & Dobratz, P.C. is expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders.

AUDIT COMMITTEE REPORT

     The following report was delivered to the Board of Directors of the Company by the Audit

Committee on May 21, 2002. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document. As indicated above, House Park & Dobratz, P.C. has been selected as the principal independent auditors for the fiscal year ended December 31, 2002.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001. The committee has discussed with House Park & Dobratz, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the letter from House Park & Dobratz, P.C. required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The audit committee considered whether the independent auditors provision of non-audit services to the Company is compatible with maintaining the auditor's independence. The audit committee considered whether the independent auditors provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report for the fiscal year ended December 31, 2001.

FEES

     The aggregate fees billed by the principal independent auditors (House Park & Dobratz, P.C.) to the Company for the fiscal year ended December 31, 2001 are as follows:

         Annual Audit               $24,990
         Other Fees                 $ 2,636

         Total Fees                 $27,626


               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE DIRECTORS OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS?

     Yes. Our bylaws establish procedures which you must follow if you wish to nominate directors or make other proposals for consideration at an annual shareholders meeting.

HOW DO I MAKE A NOMINATION OR PROPOSAL?

     If you are a shareholder of record and wish to nominate someone to the Board of Directors or make a proposal, you must give written notice to the Company's Secretary. Your notice must be received at the Company's principal offices not less than 120 calendar days in advance of the first anniversary date of mailing of the Company's proxy statement for the previous year's annual meeting of shareholders. Your notice must include:

     o    your name and address

     o a brief description of your proposal and your reasons for making the proposal

     o a description of any arrangement or understanding between you and your nominee(s) with respect to the nomination

     o a description of any arrangement or understanding between you and any other persons with respect to the nomination and the names of those persons

     o    the number of shares beneficially owned by any persons you represent

     o    the consent of each nominee to serve if elected

     o such other information regarding each nominee or each matter of business to be proposed by you as is required to be included in a proxy statement filed pursuant to Securities and Exchange Commission rules

CAN THE BOARD REJECT MY PROPOSAL?

     Yes. SEC Rule 14a-8 describes the circumstances under which the Board may reject a shareholder's proposal.

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

     Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of last year's meeting, your notice must be delivered:

     o    not earlier than 90 days prior to the meeting; and

     o not later than (a) 60 days before the meeting or (b) 10 days after the date we make our first public announcement of the meeting date, whichever is earlier

                                  OTHER MATTERS

     As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy will be voted in accordance with the recommendation of the Board of Directors or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

PROXY SOLICITATION

     The enclosed proxy is being solicited by the Board of Directors. The Company will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile, e-mail or personally by directors, officers, employees or agents of the Company.

ANNUAL REPORT

     TrueCare's Annual Report to Shareholders, containing financial statements for the year ended December 31, 2001, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the Annual Report as additional proxy solicitation material.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     At this time, we anticipate that the 2003 annual meeting of shareholders will be held on August 2, 2003. Shareholder proposals intended for inclusion in the proxy statement for the 2003 annual meeting must be received by the Company's Assistant Secretary at 1575 N. Universal Avenue, Suite 100, Kansas City, Missouri 64120, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals must also comply with the proxy solicitation rules of the Securities and Exchange Commission.

                                         By the order of the Board of Directors


                                         David L. Dubose
                                         Secretary

July 26, 2002

                                  ATTACHMENT I


                        PHARMACY BUYING ASSOCIATION, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                  JANUARY 2002


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to the Securities and Exchange Commission ("SEC") and the public; (b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the independence of the Company's outside auditor; and (d) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system

     o Review and appraise the efforts of the Company's outside auditor and financial management

     o Provide an open avenue of communication among the outside auditor, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities described in Section V of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three members of the Board of Directors with a management staff advisor, and shall be appointed by the full Board at each annual meeting of the Board. The members of the Committee may designate a Chair by unanimous vote of the full Committee membership.

III. RESPONSIBILITIES AND INDEPENDENCE OF THE OUTSIDE AUDITOR

     In addition to its role in auditing the Company's annual financial statements and the other functions addressed in this Charter, the outside auditor:

     1. Is ultimately responsible to the Board of Directors and Audit Committee, and the Board and Audit Committee have the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor.

     2. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written statement describing all relationships between the outside auditor and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact its objectivity and independence and for recommending that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

IV.  MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. These meetings may be by telephone conference call. As part of its mission to foster open communication, the Committee should meet at least annually with management and the outside auditor to discuss any matter the Committee or each of these groups believes should be discussed. In addition, the Committee or at least its Chair should meet with the outside auditor and management on a quarterly basis to review the Company's interim financials consistent with V.4. below. These conferences may be by telephone conference call.

V.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW

     1. Review and update this Charter periodically, but at least annually, as conditions dictate.

     2. Review the Company's annual financial statements and any reports or other financial information submitted to the SEC or the public, including any certification, report, opinion or review rendered by the outside auditor.

     3. Review the regular internal reports to management prepared by the outside auditor and management's response.

     4. Review with financial management and the outside auditor the Form 10-Q prior to its filing with the SEC. The Chair of the Committee may represent the entire Committee for purposes of this review.

     OUTSIDE AUDITOR

     5. Recommend to the Board of Directors the selection of the outside auditor, considering its independence and effectiveness, and approve the fees and other compensation to be paid to the auditor. On an annual basis, the
Committee shall review and discuss with the auditor all significant relationships the auditor has with the Company to determine its independence.

     6. Periodically consult with the outside auditor out of the presence of management about internal controls and the quality, completeness and accuracy of the Company's financial statements.

     7. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 71, as amended by Nos. 89 and 90.

     8. Discuss with the outside auditor its independence and the written disclosures and letter required to be provided by the auditor under Independence Standards Board Standard No. 1.



              AUDIT COMMITTEE REPORT AND PROXY STATEMENT DISCLOSURE

     9. Prepare each year for inclusion in the Company's annual meeting proxy statement a report of the Audit Committee over the signatures of the Audit Committee members and covering the matters required by the SEC's rules

     10. Review with management the other disclosures in the proxy statement required by the SEC's rules regarding Audit Committee, the independence of the outside auditor and the preparation and audit of the Company's annual financial statements.

     FINANCIAL REPORTING PROCESSES AND COMPLIANCE

     11. In consultation with the outside auditor and financial management, review the quality and integrity of the Company's financial reporting processes, both internal and external.

     12. Review any significant disagreement between management and the outside auditor in connection with the preparation of the financial statements.

     13. Review activities, organizational structure and qualifications of the Company's financial management.

     14. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

     15. Based on the matters discussed under "Outside Auditor," recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     16. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                        PHARMACY BUYING ASSOCIATION, INC.

   PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2002

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     As a shareholder of Pharmacy Buying Association, Inc., a Missouri corporation (the "Company"), I appoint Mike Burns and Nick Smock, as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Hyatt Regency Crown Center, Kansas City, Missouri, on Saturday, August 17, 2002 at two o'clock p.m., and at any adjournment of the meeting, and to vote the common shares of stock in the Company held by me as designated below on proposals 1 and 2.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Proposal #1. Election of Directors:

     Charles M. Miller, John Raniero and Gary Foster for terms expiring at the 2004 annual meeting

     Steve Stephenson, Carlos Solis and David Dubose for terms expiring at the 2005 annual meeting

     |_|  FOR the nominees listed above   |_| WITHHOLD AUTHORITY to vote for the
                                              nominees listed above.  (If you do
                                              not check this  box,  your  shares
                                              will  be  voted  in  favor of both
                                              nominees)

     TO WITHHOLD AUTHORITY TO VOTE FOR EITHER NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME ABOVE.

Proposal #2. Proposal to Ratify the Appointment of House Park & Dobratz, P.C. as the Company's independent accountants for 2002.

      |_|  FOR                   |_|  AGAINST          |_|  ABSTAIN

To act upon any other matters that may properly come before the meeting.

     IF NO CHOICE IS INDICATED ON THE PROXY, THE PERSONS NAMED AS PROXIES INTEND TO VOTE FOR BOTH PROPOSALS.

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. Each shareholder is entitled to one vote on all matters regardless of the number of shares owned.

                                                   ____________________________
                                                   Signature of Shareholder

                                                   ____________________________
                                                   Title

                                                   ____________________________
                                                   Signature of Shareholder

                                                   ____________________________
                                                   Title

                                                   ____________________________
                                                   Dated